UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

CELSION CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648-2311
(Address of principal executive offices) (Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Celsion Corporation, a Delaware corporation (the “Company”), is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to amend Item 9.01(b) of the Current Report on Form 8-K filed by the Company with Securities and Exchange Commission (the “SEC”) on June 20, 2014, as amended by Amendment No. 1 on Form 8-K/A filed by the Company with the SEC on August 25, 2014 (the “Form 8-K”), in relation to the Company’s acquisition of substantially all of the assets of Egen, Inc., an Alabama corporation, closed on June 20, 2014. Amendment No. 2 is being filed solely to provide, as Exhibit 99.4 filed herewith, the unaudited pro forma condensed combined statement of operation of the Company as of and for the fiscal year ended December 31, 2014. No other modification to the Form 8-K is being made by Amendment No. 2, which should be read in conjunction with the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of the Company as of and for the fiscal year ended December 31, 2014 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Anglin, Reichmann, Snellgrove & Armstrong P.C.

99.1*

Financial statements of Egen, Inc. as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report.

99.2*	Financial statements of Egen, Inc. as of and for the year ended June 30, 2012, together with the independent auditors’ report.

99.3*	Unaudited condensed financial statements of Egen, Inc. as of March 31, 2014 and 2013 and for the three and nine month periods ended March 31, 2014 and 2013.

99.4	Unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended December 31, 2014.

* Incorporated herein by reference to Amendment No. 1 on Form 8-K/A filed by the Company with the SEC on August 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: May 29, 2015	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Anglin, Reichmann, Snellgrove & Armstrong P.C.

99.1*

Financial statements of Egen, Inc. as of and for the year ended June 30, 2013 and for the period from March 2, 2002 (date of inception) to June 30, 2013, together with the independent auditors’ report.

99.2*	Financial statements of Egen, Inc. as of and for the year ended June 30, 2012, together with the independent auditors’ report.

99.3*	Unaudited condensed financial statements of Egen, Inc. as of March 31, 2014 and 2013 and for the three and nine month periods ended March 31, 2014 and 2013.

99.4	Unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended December 31, 2014.

* Incorporated herein by reference to Amendment No. 1 on Form 8-K/A filed by the Company with the SEC on August 25, 2014.